                               SCHWABFUNDS-Registered Trademark-




                      SCHWAB
                      CALIFORNIA
                      TAX-FREE
                      BOND FUNDS




                            SEMIANNUAL REPORT
                                   AND
                      AN IMPORTANT NOTICE REGARDING
                         DELIVERY OF SHAREHOLDER
                                DOCUMENTS





                    Semiannual Report
                    February 29, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted a rule permitting mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

As permitted by the rule, Schwab may begin indefinitely householding prospectuses and shareholder reports for SchwabFunds.-Registered Trademark-

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would otherwise fall under our householding policy, but for any reason prefer to receive multiple SchwabFunds prospectuses and shareholder reports, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                               SCHWABFUNDS-Registered Trademark-




                      SCHWAB
                      CALIFORNIA
                      TAX-FREE
                      BOND FUNDS









                    Semiannual Report
                    February 29, 2000

SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

We're pleased to bring you this semiannual report for the following funds (the funds) for the six-month period ended February 29, 2000:

  - Schwab California Short/Intermediate
    Tax-Free Bond Fund

  - Schwab California Long-Term Tax-Free
    Bond Fund

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal and state of California personal income taxes, consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.
The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average maturity of between two and five years for the portfolio.
The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average maturity of 10 years or longer for the portfolio.

Income from the funds may be subject to the federal alternative minimum tax
(AMT).

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab California Short/Intermediate
 Tax-Free Bond Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab California Long-Term Tax-Free
 Bond Fund
  FUND PERFORMANCE                         12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Dividends Paid                             16
---------------------------------------------
The Portfolio Management Team              17
---------------------------------------------
Fund Discussion                            18
---------------------------------------------
Glossary                                   21
---------------------------------------------
Financial Statements and Notes             24
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds-Registered Trademark- Family.

First of all, SchwabFunds-Registered Trademark- assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, we added two new products to our SchwabFunds offering in 1999:

- SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

- SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this semiannual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Every Bond Fund Investor Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
February 29, 2000

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $2,500.

CONVENIENCE: SchwabFunds-Registered Trademark- bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.*

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; a substantial portion of the bonds in the funds are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

*The Schwab YieldPlus Fund has a redemption fee of 0.25% on shares sold within 90 days of purchase.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks high current income with minimal changes in share price and its overall portfolio is managed to maintain an average effective maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

February 2000 marked the 107th month of the current expansion, making it the longest in U.S. history. Annualized GDP growth accelerated from 2.8% during the first half of 1999 to 6.5% in the second half, averaging 4.2% for the year--the fourth consecutive year at 4% or more. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures. High levels of consumer spending and business capital investment, as well as rising real wages, productivity, and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         REAL GROSS DOMESTIC PRODUCT
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                         5.00%
Q2 1990                                         1.00%
Q3 1990                                        -0.60%
Q4 1990                                        -3.00%
Q1 1991                                        -1.70%
Q2 1991                                         2.60%
Q3 1991                                         1.30%
Q4 1991                                         2.50%
Q1 1992                                         4.30%
Q2 1992                                         4.00%
Q3 1992                                         3.10%
Q4 1992                                         5.20%
Q1 1993                                        -0.70%
Q2 1993                                         2.10%
Q3 1993                                         1.50%
Q4 1993                                         6.00%
Q1 1994                                         3.60%
Q2 1994                                         5.70%
Q3 1994                                         2.20%
Q4 1994                                         5.10%
Q1 1995                                         1.50%
Q2 1995                                         0.80%
Q3 1995                                         3.20%
Q4 1995                                         3.30%
Q1 1996                                         2.90%
Q2 1996                                         6.90%
Q3 1996                                         2.20%
Q4 1996                                         4.90%
Q1 1997                                         4.90%
Q2 1997                                         5.10%
Q3 1997                                         4.00%
Q4 1997                                         3.10%
Q1 1998                                         6.70%
Q2 1998                                         2.10%
Q3 1998                                         3.80%
Q4 1998                                         5.90%
Q1 1999                                         3.70%
Q2 1999                                         1.90%
Q3 1999                                         5.70%
Q4 1999                                         7.30%
Source: BLOOMBERG L.P.

The Commerce Department, after revising the GDP benchmark data for the past four decades, has reported stronger growth, higher personal savings and lower inflation than was previously calculated for the 1990s.

Looking ahead, the availability of increasingly scarce labor resources and the behavior of domestic consumers in response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 4.0% in January, a 29-year low, before inching back up to 4.1% in February. Labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. Growth in the labor force has slowed, and the Fed has expressed its concern that a continuation of strong demand and tight labor markets may put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
1/90                     5.40%
2/90                     5.30%
3/90                     5.20%
4/90                     5.40%
5/90                     5.40%
6/90                     5.20%
7/90                     5.50%
8/90                     5.70%
9/90                     5.90%
10/90                    5.90%
11/90                    6.20%
12/90                    6.30%
1/91                     6.40%
2/91                     6.60%
3/91                     6.80%
4/91                     6.70%
5/91                     6.90%
6/91                     6.90%
7/91                     6.80%
8/91                     6.90%
9/91                     6.90%
10/91                    7.00%
11/91                    7.00%
12/91                    7.30%
1/92                     7.30%
2/92                     7.40%
3/92                     7.40%
4/92                     7.40%
5/92                     7.60%
6/92                     7.80%
7/92                     7.70%
8/92                     7.60%
9/92                     7.60%
10/92                    7.30%
11/92                    7.40%
12/92                    7.40%
1/93                     7.30%
2/93                     7.10%
3/93                     7.00%
4/93                     7.10%
5/93                     7.10%
6/93                     7.00%
7/93                     6.90%
8/93                     6.80%
9/93                     6.70%
10/93                    6.80%
11/93                    6.60%
12/93                    6.50%
1/94                     6.80%
2/94                     6.60%
3/94                     6.50%
4/94                     6.40%
5/94                     6.10%
6/94                     6.10%
7/94                     6.30%
8/94                     6.00%
9/94                     5.80%
10/94                    5.80%
11/94                    5.60%
12/94                    5.50%
1/95                     5.60%
2/95                     5.40%
3/95                     5.30%
4/95                     5.80%
5/95                     5.80%
6/95                     5.60%
7/95                     5.60%
8/95                     5.70%
9/95                     5.60%
10/95                    5.50%
11/95                    5.70%
12/95                    5.60%
1/96                     5.60%
2/96                     5.50%
3/96                     5.60%
4/96                     5.50%
5/96                     5.60%
6/96                     5.30%
7/96                     5.50%
8/96                     5.10%
9/96                     5.20%
10/96                    5.20%
11/96                    5.30%
12/96                    5.40%
1/97                     5.30%
2/97                     5.30%
3/97                     5.10%
4/97                     5.00%
5/97                     4.70%
6/97                     5.00%
7/97                     4.70%
8/97                     4.90%
9/97                     4.70%
10/97                    4.70%
11/97                    4.60%
12/97                    4.70%
1/98                     4.50%
2/98                     4.60%
3/98                     4.60%
4/98                     4.30%
5/98                     4.30%
6/98                     4.50%
7/98                     4.50%
8/98                     4.50%
9/98                     4.50%
10/98                    4.50%
11/98                    4.40%
12/98                    4.30%
1/99                     4.30%
2/99                     4.40%
3/99                     4.20%
4/99                     4.30%
5/99                     4.20%
6/99                     4.30%
7/99                     4.30%
8/99                     4.20%
9/99                     4.20%
10/99                    4.10%
11/99                    4.10%
12/99                    4.10%
1/00                     4.00%
2/00                     4.10%
Source: BLOOMBERG L.P.

INFLATION

Price inflation continued to remain well contained, but trending upward. The CPI rose 3.2% for the year ended February 29, 2000. Its core rate (which excludes the more volatile food and energy components) rose just 2.1%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.0% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.4% for 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
                         QUARTERLY EMPLOYMENT  MONTHLY CONSUMER
                              COST INDEX         PRICE INDEX
1/90                                     5.5%              5.2%
2/90                                     5.5%              5.3%
3/90                                     5.5%              5.2%
4/90                                     5.4%              4.7%
5/90                                     5.4%              4.4%
6/90                                     5.4%              4.7%
7/90                                     5.2%              4.8%
8/90                                     5.2%              5.6%
9/90                                     5.2%              6.2%
10/90                                    4.9%              6.3%
11/90                                    4.9%              6.3%
12/90                                    4.9%              6.1%
1/91                                     4.6%              5.7%
2/91                                     4.6%              5.3%
3/91                                     4.6%              4.9%
4/91                                     4.6%              4.9%
5/91                                     4.6%              5.0%
6/91                                     4.6%              4.7%
7/91                                     4.3%              4.4%
8/91                                     4.3%              3.8%
9/91                                     4.3%              3.4%
10/91                                    4.3%              2.9%
11/91                                    4.3%              3.0%
12/91                                    4.3%              3.1%
1/92                                     4.0%              2.6%
2/92                                     4.0%              2.8%
3/92                                     4.0%              3.2%
4/92                                     3.6%              3.2%
5/92                                     3.6%              3.0%
6/92                                     3.6%              3.1%
7/92                                     3.5%              3.2%
8/92                                     3.5%              3.1%
9/92                                     3.5%              3.0%
10/92                                    3.5%              3.2%
11/92                                    3.5%              3.0%
12/92                                    3.5%              2.9%
1/93                                     3.5%              3.3%
2/93                                     3.5%              3.2%
3/93                                     3.5%              3.1%
4/93                                     3.6%              3.2%
5/93                                     3.6%              3.2%
6/93                                     3.6%              3.0%
7/93                                     3.6%              2.8%
8/93                                     3.6%              2.8%
9/93                                     3.6%              2.7%
10/93                                    3.5%              2.8%
11/93                                    3.5%              2.7%
12/93                                    3.5%              2.7%
1/94                                     3.2%              2.5%
2/94                                     3.2%              2.5%
3/94                                     3.2%              2.5%
4/94                                     3.2%              2.4%
5/94                                     3.2%              2.3%
6/94                                     3.2%              2.5%
7/94                                     3.2%              2.8%
8/94                                     3.2%              2.9%
9/94                                     3.2%              3.0%
10/94                                    3.0%              2.6%
11/94                                    3.0%              2.7%
12/94                                    3.0%              2.7%
1/95                                     2.9%              2.8%
2/95                                     2.9%              2.9%
3/95                                     2.9%              2.9%
4/95                                     2.9%              3.1%
5/95                                     2.9%              3.2%
6/95                                     2.9%              3.0%
7/95                                     2.7%              2.8%
8/95                                     2.7%              2.6%
9/95                                     2.7%              2.5%
10/95                                    2.7%              2.8%
11/95                                    2.7%              2.6%
12/95                                    2.7%              2.5%
1/96                                     2.8%              2.7%
2/96                                     2.8%              2.7%
3/96                                     2.8%              2.8%
4/96                                     2.9%              2.9%
5/96                                     2.9%              2.9%
6/96                                     2.9%              2.8%
7/96                                     2.8%              3.0%
8/96                                     2.8%              2.9%
9/96                                     2.8%              3.0%
10/96                                    2.9%              3.0%
11/96                                    2.9%              3.3%
12/96                                    2.9%              3.3%
1/97                                     2.9%              3.0%
2/97                                     2.9%              3.0%
3/97                                     2.9%              2.8%
4/97                                     2.8%              2.5%
5/97                                     2.8%              2.2%
6/97                                     2.8%              2.3%
7/97                                     3.0%              2.2%
8/97                                     3.0%              2.2%
9/97                                     3.0%              2.2%
10/97                                    3.3%              2.1%
11/97                                    3.3%              1.8%
12/97                                    3.3%              1.7%
1/98                                     3.3%              1.6%
2/98                                     3.3%              1.4%
3/98                                     3.3%              1.4%
4/98                                     3.5%              1.4%
5/98                                     3.5%              1.7%
6/98                                     3.5%              1.7%
7/98                                     3.7%              1.7%
8/98                                     3.7%              1.6%
9/98                                     3.7%              1.5%
10/98                                    3.4%              1.5%
11/98                                    3.4%              1.5%
12/98                                    3.4%              1.6%
1/99                                     3.0%              1.7%
2/99                                     3.0%              1.6%
3/99                                     3.0%              1.7%
4/99                                     3.2%              2.3%
5/99                                     3.2%              2.1%
6/99                                     3.2%              2.0%
7/99                                     3.1%              2.1%
8/99                                     3.1%              2.3%
9/99                                     3.1%              2.6%
10/99                                    3.4%              2.6%
11/99                                    3.4%              2.6%
12/99                                    3.4%              2.7%
1/00                                                       2.7%
2/00                                                       3.2%
Source: BLOOMBERG L.P.

In spite of the record length and strength of the current expansion, and labor markets tighter than we have experienced in a generation, wage inflation has remained largely subdued. The Employment Cost Index, which measures inflation in wages, salaries and benefits, was well contained, increasing just 3.4% during 1999.

Although there is little evidence of accelerating core inflation, the Fed has expressed concern that if labor markets continue to tighten, increases in wages could outpace productivity growth. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and 3.0% during 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
COMPILED BY CHARLES SCHWAB & CO., INC.
                                                  RUSSELL 2000                          LEHMAN AGGREGATE
                                        S&P 500  SMALL-CAP INDEX  MSCE EAFE (ND) INDEX     BOND INDEX
8/99                                     $1.000           $1.000                $1.000            $1.000
9/99                                     $0.973           $1.000                $1.010            $1.012
10/99                                    $1.034           $1.004                $1.048            $1.015
11/99                                    $1.055           $1.064                $1.084            $1.015
12/99                                    $1.117           $1.185                $1.182            $1.010
1/00                                     $1.061           $1.166                $1.107            $1.007
2/00                                     $1.041           $1.358                $1.136            $1.019

Reversing a five-year period of relative under performance, small-cap stocks significantly outperformed both large-cap stocks and international stocks for the six-month reporting period ended 2/29/00. Small-cap stocks as represented by the Russell 2000 Index achieved a total return of 35.8%, leaving large caps, as represented by the S&P 500 Index, well behind with a six-month return of 4.1%. Within the S&P 500, the technology stocks' out-performance of the so-called "old economy" stocks was truly remarkable. For example, during 1999, the performance of the technology-laden NASDAQ Composite was 85.6% versus 21.0% for the S&P 500 (which itself had a 25.4% technology weighting as of 12/31/99).

Although dampened by relatively weak foreign currencies, international stocks, as represented by the MSCI EAFE Index, achieved a strong return of 13.6% for the period. Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.9% for the year.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty
28.6 times earnings, slightly less than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the price/earnings ratio (12 months trailing) for the NASDAQ 100 Index was 144.2.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
1/90                          14.37
2/90                          14.21
3/90                          14.77
4/90                          14.82
5/90                          15.84
6/90                          16.66
7/90                          16.65
8/90                          15.57
9/90                           14.9
10/90                         14.36
11/90                         14.59
12/90                         15.19
1/91                          14.95
2/91                          16.82
3/91                          17.48
4/91                          17.85
5/91                          17.92
6/91                          17.96
7/91                          18.07
8/91                          19.72
9/91                          19.88
10/91                         19.92
11/91                         21.02
12/91                         21.85
1/92                          23.35
2/92                          23.83
3/92                          25.45
4/92                          25.51
5/92                          25.71
6/92                          25.08
7/92                          25.61
8/92                           25.5
9/92                          24.37
10/92                         23.94
11/92                         24.08
12/92                         24.01
1/93                           24.2
2/93                          24.25
3/93                          24.22
4/93                           23.2
5/93                          23.21
6/93                          22.58
7/93                          22.52
8/93                          23.02
9/93                          23.74
10/93                         23.97
11/93                         22.55
12/93                         23.55
1/94                          22.98
2/94                          21.17
3/94                          20.34
4/94                           20.1
5/94                          20.16
6/94                          19.76
7/94                          18.64
8/94                           18.9
9/94                          18.26
10/94                         17.55
11/94                         16.58
12/94                         16.98
1/95                          16.23
2/95                           16.2
3/95                           16.5
4/95                          16.02
5/95                          16.43
6/95                          16.82
7/95                          16.55
8/95                          16.18
9/95                          16.86
10/95                         16.18
11/95                         17.14
12/95                         17.41
1/96                          18.11
2/96                          18.56
3/96                          18.94
4/96                          19.16
5/96                          19.48
6/96                           19.3
7/96                          18.31
8/96                          18.62
9/96                          19.75
10/96                          19.6
11/96                         21.05
12/96                          20.7
1/97                          20.55
2/97                          20.98
3/97                          19.87
4/97                          20.24
5/97                          21.43
6/97                          22.45
7/97                          23.92
8/97                          22.64
9/97                             24
10/97                         22.84
11/97                         24.02
12/97                         24.51
1/98                          24.99
2/98                          26.44
3/98                          27.76
4/98                          26.51
5/98                          26.12
6/98                          27.09
7/98                          26.78
8/98                          22.77
9/98                          24.23
10/98                         27.58
11/98                         30.14
12/98                         31.97
1/99                          33.29
2/99                          32.65
3/99                          33.78
4/99                           33.9
5/99                          32.74
6/99                           34.7
7/99                          31.62
8/99                          31.21
9/99                           29.9
10/99                         29.92
11/99                         30.65
12/99                         32.53
1/00                          29.78
2/00                          28.59
30-Year Mean                         15.7
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate term rates continued to climb upward during the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy, which shows no immediate signs of slowing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS  30-YEAR TREASURY BOND YIELD  FIVE-YEAR TREASURY NOTE YIELD
9/99                                                              6.02%                          5.77%
9/99                                                              6.04%                          5.78%
9/99                                                              6.06%                          5.75%
9/99                                                              5.97%                          5.66%
10/99                                                             6.13%                          5.86%
10/99                                                             6.20%                          5.95%
10/99                                                             6.26%                          5.97%
10/99                                                             6.35%                          6.10%
10/99                                                             6.16%                          5.95%
11/99                                                             6.06%                          5.86%
11/99                                                             6.04%                          5.86%
11/99                                                             6.16%                          5.99%
11/99                                                             6.23%                          6.05%
12/99                                                             6.25%                          6.07%
12/99                                                             6.17%                          5.98%
12/99                                                             6.37%                          6.19%
12/99                                                             6.49%                          6.31%
12/99                                                             6.48%                          6.34%
1/00                                                              6.55%                          6.41%
1/00                                                              6.70%                          6.58%
1/00                                                              6.69%                          6.63%
1/00                                                              6.45%                          6.66%
2/00                                                              6.27%                          6.65%
2/00                                                              6.27%                          6.70%
2/00                                                              6.16%                          6.68%
2/00                                                              6.13%                          6.47%
Source: BLOOMBERG L.P.

Typically the yields on 30-year treasury securities exceed those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed resulting in what is referred to as a negatively sloped yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the Federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer-dated maturities since those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, bid up the price of the longer-term securities and resulted in a reduction in yields.

MUNICIPAL BOND YIELDS

Municipal bond yields followed an upward trend similar to treasuries during the six-month reporting period increasing between a quarter and a half percent.

The ratio of municipal to Treasury bond yields remained at near record highs during the six-month reporting period, meaning that they remain particilarly attractive relative to Treasury securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


30-YEAR AND FIVE-YEAR AAA GENERAL OBLIGATION
           MUNICIPAL BOND YIELDS              BOND BUYER 40 MUNI BOND YIELD  5 YEAR AAA GO MUNI BOND YIELDS
9/3/99                                                                6.16%                           4.35%
9/10/99                                                               6.19%                           4.42%
9/17/99                                                               6.23%                           4.44%
9/24/99                                                               6.21%                           4.42%
10/1/99                                                               6.29%                           4.49%
10/8/99                                                               6.36%                           4.51%
10/15/99                                                              6.55%                           4.57%
10/22/99                                                              6.63%                           4.60%
10/29/99                                                              6.53%                           4.62%
11/5/99                                                               6.24%                           4.61%
11/12/99                                                              6.25%                           4.54%
11/19/99                                                              6.32%                           4.51%
11/26/99                                                              6.37%                           4.53%
12/3/99                                                               6.39%                           4.55%
12/10/99                                                              6.35%                           4.59%
12/17/99                                                              6.46%                           4.67%
12/24/99                                                              6.53%                           4.72%
12/31/99                                                              6.55%                           4.72%
1/7/00                                                                6.61%                           4.80%
1/14/00                                                               6.67%                           4.85%
1/21/00                                                               6.70%                           4.89%
1/28/00                                                               6.67%                           4.92%
2/4/00                                                                6.57%                           4.90%
2/11/00                                                               6.57%                           4.93%
2/18/00                                                               6.49%                           4.95%
2/25/00                                                               6.44%                           4.95%
Source: BLOOMBERG L.P.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO
TREASURY BOND YIELDS FOR
30-YEAR AND FIVE-YEAR BONDS

            30-YEAR BOND YIELDS  FIVE-YEAR BOND YIELDS
9.03.1999                102.4%                  75.4%
9.10.1999                102.5%                  76.5%
9.17.1999                102.9%                  77.2%
9.24.1999                104.0%                  78.1%
10.01.1999               102.5%                  76.6%
10.08.1999               102.7%                  75.8%
10.15.1999               104.7%                  76.6%
10.22.1999               104.4%                  75.4%
10.29.1999               106.0%                  77.7%
11.05.1999               103.0%                  78.6%
11.12.1999               103.5%                  77.5%
11.19.1999               102.6%                  75.3%
11.26.1999               102.2%                  74.8%
12.03.1999               102.2%                  74.9%
12.10.1999               103.0%                  76.8%
12.17.1999               101.3%                  75.4%
12.24.1999               100.7%                  74.8%
12.31.1999               101.1%                  74.4%
1.07.2000                101.0%                  74.9%
1.14.2000                 99.6%                  73.8%
1.21.2000                100.1%                  73.7%
1.28.2000                103.3%                  73.9%
2.04.2000                104.8%                  73.7%
2.11.2000                104.8%                  73.5%
2.18.2000                105.4%                  74.1%
2.25.2000                105.1%                  76.5%

Source: BLOOMBERG L.P.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                                  SINCE     30-DAY
                                                             SIX                                INCEPTION    SEC
                                                          MONTHS(1)     ONE YEAR   FIVE YEARS   (4/21/93)   YIELD
------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(2)                                       0.93%        0.70%       4.59%        4.07%     4.14%
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year
Municipal Bond Index                                        1.17%        1.43%       4.88%        4.44%       N/A
------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were 0.47%, 0.66%, 4.96% and 4.03%, respectively. The 30-day SEC yield as of 12/31/99 was 4.10%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 2/29/00 and the taxable-equivalent yield, assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                               30-DAY     TAXABLE-EQUIVALENT
                                                              SEC YIELD    30-DAY SEC YIELD
--------------------------------------------------------------------------------------------
Schwab California Short/Intermediate Tax-Free Bond Fund(2)      4.14%           7.56%
--------------------------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 3.92%.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 3.96%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SCHWAB CA         LEHMAN BROTHERS
            SHORT/INTERMEDIATE  THREE-YEAR MUNICIPAL
            TAX-FREE BOND FUND       BOND INDEX
4/21/1993              $10,000               $10,000
4/30/1993               $9,990                $9,994
5/31/1993              $10,037               $10,021
6/30/1993              $10,136               $10,085
7/31/1993              $10,157               $10,090
8/31/1993              $10,257               $10,185
9/30/1993              $10,328               $10,229
10/31/1993             $10,340               $10,251
11/30/1993             $10,310               $10,237
12/31/1993             $10,444               $10,345
1/31/1994              $10,517               $10,429
2/28/1994              $10,372               $10,332
3/31/1994              $10,188               $10,207
4/30/1994              $10,239               $10,267
5/31/1994              $10,272               $10,315
6/30/1994              $10,253               $10,318
7/31/1994              $10,356               $10,404
8/31/1994              $10,390               $10,441
9/30/1994              $10,350               $10,415
10/31/1994             $10,280               $10,390
11/30/1994             $10,167               $10,371
12/31/1994             $10,227               $10,416
1/31/1995              $10,350               $10,502
2/28/1995              $10,503               $10,613
3/31/1995              $10,598               $10,708
4/30/1995              $10,614               $10,744
5/31/1995              $10,826               $10,909
6/30/1995              $10,809               $10,935
7/31/1995              $10,925               $11,050
8/31/1995              $11,030               $11,137
9/30/1995              $11,090               $11,168
10/31/1995             $11,174               $11,222
11/30/1995             $11,256               $11,294
12/31/1995             $11,296               $11,341
1/31/1996              $11,366               $11,430
2/29/1996              $11,358               $11,432
3/31/1996              $11,308               $11,404
4/30/1996              $11,325               $11,418
5/31/1996              $11,332               $11,428
6/30/1996              $11,393               $11,497
7/31/1996              $11,466               $11,560
8/31/1996              $11,483               $11,577
9/30/1996              $11,557               $11,648
10/31/1996             $11,634               $11,730
11/30/1996             $11,742               $11,839
12/31/1996             $11,737               $11,845
1/31/1997              $11,776               $11,897
2/28/1997              $11,837               $11,955
3/31/1997              $11,762               $11,893
4/30/1997              $11,815               $11,944
5/31/1997              $11,916               $12,041
6/30/1997              $11,991               $12,112
7/31/1997              $12,139               $12,256
8/31/1997              $12,120               $12,231
9/30/1997              $12,196               $12,319
10/31/1997             $12,227               $12,374
11/30/1997             $12,268               $12,410
12/31/1997             $12,346               $12,494
1/31/1998              $12,433               $12,576
2/28/1998              $12,459               $12,603
3/31/1998              $12,467               $12,623
4/30/1998              $12,435               $12,605
5/31/1998              $12,540               $12,723
6/30/1998              $12,568               $12,766
7/31/1998              $12,635               $12,812
8/31/1998              $12,749               $12,936
9/30/1998              $12,863               $13,019
10/31/1998             $12,892               $13,081
11/30/1998             $12,931               $13,113
12/31/1998             $12,942               $13,144
1/31/1999              $13,054               $13,264
2/28/1999              $13,054               $13,278
3/31/1999              $13,073               $13,290
4/30/1999              $13,088               $13,332
5/31/1999              $13,067               $13,313
6/30/1999              $12,966               $13,233
7/31/1999              $13,034               $13,298
8/31/1999              $13,024               $13,314
9/30/1999              $13,090               $13,364
10/31/1999             $13,042               $13,366
11/30/1999             $13,108               $13,425
12/31/1999             $13,027               $13,403
1/31/2000              $13,092               $13,427
2/29/2000              $13,145               $13,469

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Short/ Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $114,987
----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $110,780
----------------------------------------------------------------------
Percentage growth over reporting period                           (4)%
----------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 2/29/00 and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                             SCHWAB CALIFORNIA SHORT/INTERMEDIATE
                                                      TAX-FREE BOND FUND                     PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------------
Number of Issues                                                66                                     118
-----------------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                              4.14%                                   3.77%
-----------------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                       5.22%                                   5.60%
-----------------------------------------------------------------------------------------------------------------
Weighted Average Maturity                                     4.53 years                              4.90 years
-----------------------------------------------------------------------------------------------------------------
Average Credit Quality                                          AA                                      AA
-----------------------------------------------------------------------------------------------------------------
Average Effective Duration                                    4.14 years                              2.80 years
-----------------------------------------------------------------------------------------------------------------
Expense Ratio                                                 0.49%*                                  0.85%
-----------------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

++ Source: Morningstar. This information is as of 2/29/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 102 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                       PERCENTAGE
                                       PERCENTAGE       OF FUND
                                         OF FUND      INVESTMENTS
MATURITY RANGE         VALUE (000S)    INVESTMENTS    (CUMULATIVE)
------------------------------------------------------------------
0 - 6 months             $ 1,383           1.3%            1.3%
------------------------------------------------------------------
7 - 36 months            $33,317          30.1%           31.4%
------------------------------------------------------------------
37 - 60 months           $26,520          23.9%           55.3%
------------------------------------------------------------------
More than
60 months                $49,522          44.7%          100.0%
------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
          SHORT            INT  LONG  AVERAGE CREDIT QUALITY
                             X                          High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00. It is not indicative of its holding after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Municipal Bonds        99.9%
Temporary Investments   0.1%

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                 64.0%
AA                  17.1%
A                   13.5%
BBB                  3.6%
Unrated Securities   1.8%

The charts above illustrate the composition of the fund's portfolio as of 2/29/00, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.
(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

-----------------------------------------------
California Health Facilities Financing
  Authority Insured Hospital RB
  (Marshall Hospital) Series 1992A,
  6.625%, Maturity 11/01/2002              3.9%
-----------------------------------------------
Long Beach Harbor, California, RB
  Series 1998A, 5.500%, Maturity
  05/15/2005                               3.7%
-----------------------------------------------
Alameda County, California, COP
  (Reference & Capital Projects),
  5.000%, Maturity 12/01/2006              3.2%
-----------------------------------------------
California Statewide Community
  Development Authority, COP (The
  Internext Group Project) 4.125%,
  Maturity 4/01/2004                       2.9%
-----------------------------------------------
Orange County, California, Recovery COP
  Series 1996A,
  6.00%, Maturity 07/01/2008               2.9%
-----------------------------------------------
San Francisco, California, Bay Area
  Rapid Transit District Sales Tax RB
  Series 1998, 5.500%, Maturity
  07/01/2005                               2.8%
-----------------------------------------------
Orange County, California Municipal
  District Water Facilities COP
  (Allen-McColloch Pipeline Project)
  Series 1996, 4.600%, Maturity
  07/01/2001                               2.7%
-----------------------------------------------
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons Imperial County), Series
  1998B, 4.500%, Maturity 9/01/2005        2.7%
-----------------------------------------------
Contra Costa, California Transportation
  Authority Sales Tax, RB,
  6.00% Maturity 03/01/2003                2.4%
-----------------------------------------------
San Jose, California, Financing
  Authority Revenue Refunding Bonds
  (Convention Center Project) Series
  1993C, 5.900% Maturity 09/01/2004        2.3%
-----------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/29/00

                                                                                                     SINCE
                                                                                                   INCEPTION    30-DAY
                                                     SIX MONTHS(1)      ONE YEAR      FIVE YEARS   (2/24/92)   SEC YIELD
------------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(2)       (1.82)%         (5.91)%         5.22%        5.92%       5.43%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers General Municipal Bond Index            (0.02)%         (2.08)%         5.85%        6.26%         N/A
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/99. As of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns were (4.50%), (6.14%), 6.53% and 5.91%, respectively. The 30-day SEC yield as of 12/31/99 was 5.47%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 2/29/00 and the taxable-equivalent yield, assuming a maximum combined federal and state of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                               30-DAY     TAXABLE-EQUIVALENT
                                                              SEC YIELD    30-DAY SEC YIELD
--------------------------------------------------------------------------------------------
Schwab California Long-Term Tax-Free Bond Fund(2)               5.43%           9.91%
--------------------------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 2/29/00, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 2/29/00 would have been 5.24%.

(3) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/99, the fund's six-month, one-year, five-year and since-inception average annual total returns would have been lower. The 30-day SEC yield as of 12/31/99 would have been 5.34%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SCHWAB CA        LEHMAN BROTHERS
              LONG-TERM       GENERAL MUNICIPAL
          TAX-FREE BOND FUND     BOND INDEX
2/24/92              $10,000            $10,000
3/31/92              $10,099            $10,004
4/30/92              $10,217            $10,093
5/31/92              $10,410            $10,212
6/30/92              $10,633            $10,383
7/31/92              $11,082            $10,694
8/31/92              $10,786            $10,590
9/30/92              $10,835            $10,659
10/31/92             $10,474            $10,554
11/30/92             $10,921            $10,743
12/31/92             $11,110            $10,853
1/31/93              $11,256            $10,979
2/28/93              $11,775            $11,376
3/31/93              $11,561            $11,256
4/30/93              $11,674            $11,370
5/31/93              $11,736            $11,434
6/30/93              $11,969            $11,624
7/31/93              $11,957            $11,640
8/31/93              $12,235            $11,882
9/30/93              $12,371            $12,071
10/31/93             $12,412            $12,041
11/30/93             $12,263            $11,934
12/31/93             $12,541            $12,186
1/31/94              $12,671            $12,326
2/28/94              $12,304            $12,006
3/31/94              $11,683            $11,517
4/30/94              $11,768            $11,615
5/31/94              $11,867            $11,716
6/30/94              $11,747            $11,644
7/31/94              $12,008            $11,864
8/31/94              $12,026            $11,905
9/30/94              $11,824            $11,730
10/31/94             $11,508            $11,521
11/30/94             $11,235            $11,313
12/31/94             $11,420            $11,562
1/31/95              $11,901            $11,893
2/28/95              $12,295            $12,238
3/31/95              $12,414            $12,379
4/30/95              $12,407            $12,394
5/31/95              $12,825            $12,789
6/30/95              $12,613            $12,677
7/31/95              $12,685            $12,797
8/31/95              $12,866            $12,960
9/30/95              $12,972            $13,041
10/31/95             $13,228            $13,230
11/30/95             $13,507            $13,450
12/31/95             $13,690            $13,579
1/31/96              $13,785            $13,682
2/29/96              $13,664            $13,589
3/31/96              $13,436            $13,415
4/30/96              $13,369            $13,378
5/31/96              $13,379            $13,373
6/30/96              $13,550            $13,518
7/31/96              $13,700            $13,641
8/31/96              $13,693            $13,639
9/30/96              $13,920            $13,830
10/31/96             $14,073            $13,986
11/30/96             $14,365            $14,242
12/31/96             $14,283            $14,182
1/31/97              $14,294            $14,209
2/28/97              $14,429            $14,340
3/31/97              $14,175            $14,149
4/30/97              $14,316            $14,268
5/31/97              $14,581            $14,482
6/30/97              $14,706            $14,637
7/31/97              $15,266            $15,042
8/31/97              $15,056            $14,901
9/30/97              $15,253            $15,078
10/31/97             $15,359            $15,175
11/30/97             $15,475            $15,264
12/31/97             $15,717            $15,487
1/31/98              $15,918            $15,646
2/28/98              $15,906            $15,651
3/31/98              $15,879            $15,665
4/30/98              $15,802            $15,595
5/31/98              $16,078            $15,841
6/30/98              $16,124            $15,903
7/31/98              $16,145            $15,943
8/31/98              $16,405            $16,190
9/30/98              $16,645            $16,392
10/31/98             $16,638            $16,392
11/30/98             $16,728            $16,450
12/31/98             $16,725            $16,491
1/31/99              $16,903            $16,687
2/28/99              $16,846            $16,613
3/31/99              $16,888            $16,637
4/30/99              $16,879            $16,678
5/31/99              $16,727            $16,582
6/30/99              $16,438            $16,343
7/31/99              $16,418            $16,402
8/31/99              $16,144            $16,270
9/30/99              $16,135            $16,277
10/31/99             $15,756            $16,101
11/30/99             $15,957            $16,272
12/31/99             $15,699            $16,150
1/31/00              $15,540            $16,080
2/29/00              $15,850            $16,267

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                         $213,594
----------------------------------------------------------------------
Total net assets as of 2/29/00 (000s)                         $162,559
----------------------------------------------------------------------
Percentage growth over reporting period                          (24)%
----------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 2/29/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 2/29/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                           SCHWAB CALIFORNIA LONG-
                                           TERM TAX-FREE BOND FUND                PEER GROUP AVERAGE++
----------------------------------------------------------------------------------------------------------
Number of Issues                                          87                                   153
----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                        5.43%                                 3.78%
----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                 5.59%                                 5.57%
----------------------------------------------------------------------------------------------------------
Weighted Average Maturity                              19.43 years                           20.10 years
----------------------------------------------------------------------------------------------------------
Average Credit Quality                                    AA                                   AAA
----------------------------------------------------------------------------------------------------------
Average Effective Duration                             10.42 years                            9.20 years
----------------------------------------------------------------------------------------------------------
Expense Ratio                                           0.49%*                                1.08%
----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/00.

++ Source: Morningstar. This information is as of 2/29/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 110 California municipal long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/29/00

                                                                                              PERCENTAGE
                                                                              PERCENTAGE       OF FUND
                                                                 VALUE          OF FUND      INVESTMENTS
MATURITY RANGE                                                   (000S)       INVESTMENTS    (CUMULATIVE)
---------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $ 4,437           2.7%            2.7%
---------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $ 3,862           2.4%            5.1%
---------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $93,059          57.5%           62.6%
---------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $56,217          34.8%           97.4%
---------------------------------------------------------------------------------------------------------
More than
30 years                                                        $ 4,182           2.6%          100.0%
---------------------------------------------------------------------------------------------------------

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
          SHORT            INT  LONG  AVERAGE CREDIT QUALITY
                                   X                    High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 2/29/00. It is not indicative of its holding after that date, nor does it represent risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.
14

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Municipal Bonds                    97.3%
Variable Rate Obligations           2.7%


                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/29/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                 60.5%
AA                  16.0%
A                   14.2%
BBB                  6.8%
Unrated Securities   2.5%

The above charts illustrate the composition of the fund's portfolio as of 2/29/00, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the funds.

(3) Credit quality is based on published ratings from Standard & Poor's or Moody's Investors Service. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

TOP 10 HOLDINGS
% OF TOTAL NET ASSETS

-----------------------------------------------
South Orange County, California, Public
  Financing Authority Special Tax RB
  Series 1999A, 5.250%,
  Maturity 08/15/2018                      3.5%
-----------------------------------------------
California Health Facilities Financing
  Authority Insured Hospital
  Revenue Refunding Bonds (Children's
  Hospital San Diego), Series 1996,
  5.375%, Maturity 7/01/2016               3.1%
-----------------------------------------------
Foothill Eastern Corridor Agency,
  California, Toll Road, RB
  5.125%, Maturity 01/15/2019              2.8%
-----------------------------------------------
San Joaquin County, California, COP,
  Revenue Refunding Bond
  (General Hospital Project)
  5.000%, Maturity 09/01/2020              2.8%
-----------------------------------------------
California Educational Facilities
  Authority RB (University of Southern
  California)
  5.500%, Maturity 10/01/2027              2.6%
-----------------------------------------------
Riverside County, California, Public
  Financing Authority Tax Allocation,
  RB (Redevelopment Projects) Series
  1997A, 5.625%, Maturity 10/01/2033       2.6%
-----------------------------------------------

-----------------------------------------------
California Statewide Communities
  Development Authority, COP (The
  Internext Group),
  5.375%, Maturity 04/01/2017              2.5%
-----------------------------------------------
California Health Facilities Financing
  Authority, RB (Kaiser Permanente
  Hospital) Series 1998B,
  5.000%, Maturity 10/01/2018              2.5%
-----------------------------------------------
Rancho Cucamonga, California,
  Redevelopment Agency Tax Allocation
  Revenue Refunding Bonds (Rancho
  Redevelopment Project) 5.250%,
  Maturity 9/1/2020                        2.4%
-----------------------------------------------
Modesto, California, Irrigation
  District COP Refunding & Capital
  Improvement Bonds Series 1999B
  5.300%, Maturity 7/1/2022                2.4%
-----------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDENDS PAID BY THE SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

                                              INCOME DIVIDENDS PER SHARE
                            SCHWAB CALIFORNIA SHORT/INTERMEDIATE  SCHWAB CALIFORNIA LONG-TERM
FISCAL YEAR                         TAX-FREE BOND FUND                 TAX-FREE BOND FUND
1992*                                     $0.51
1993**                                    $0.13                        $0.38
1994+                                     $0.37                        $0.56
1995+                                     $0.42                        $0.56
1996+                                     $0.43                        $0.57
1997+                                     $0.43                        $0.56
1998+                                     $0.42                        $0.55
1999+                                     $0.39                        $0.54
2000++                                    $0.19                        $0.27

  * Period from the fund's inception on 2/24/92 through 12/31/92.

 ** Period from the fund's inception on 4/21/93 through 8/31/93 for Schwab
    California Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab California Long-Term Tax-Free Bond Fund.

 +  For the one-year period ended 8/31 for both funds.

 ++  For the six-month period ended 2/29/00 for both funds.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was the Vice President and Portfolio Manager at Federated Investors.

JOANNE LARKIN--Vice President and Senior Portfolio Manager, has had primary responsibility for the day-to-day management of each fund's portfolio since their inception. Joanne joined CSIM as Portfolio Manager in February 1992, and was promoted to her current position in December 1996. Prior to joining CSIM Joanne was portfolio Manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. During the reporting period the international economy continued its recovery from the financial turmoil experienced over the last 18 months. The domestic economy, fueled by technology breakthroughs and higher productivity, celebrated its ninth consecutive year of expansion, the nation's longest growth period. Benefiting from this strong growth, equity and real estate prices reached record levels. However, fixed income securities, particularly municipal bonds, lagged behind other asset classes, as inflation fears exerted upward pressure on interest rates. The Federal Reserve Bank raised the federal funds target rate from 5.25% at the beginning of the period to 5.75% at the end of the period. As a result, the yield on the Bond Buyer 40, an index of 40 long-term municipal bonds, advanced from 6.21% on August 31, 1999 to 6.70% on January 21, 2000, the highest level in more than three years. Because bond yields and prices are inversely related, rising interest rates caused the market value of municipal securities to erode significantly.

Demand and supply imbalances also had a negative impact on municipal securities during the reporting period. In September and October, municipal issuers, in anticipation of year 2000, came to market, which dramatically increased the supply of new bond issues, thereby leading to higher yields for municipal securities. The increased supply of new issues was especially difficult for the municipal market to absorb as fixed-income investors shifted their attention to more attractive taxable yields. Additionally, soaring equity markets, year-end tax loss selling and reduced demand from institutional investors and insurance companies further depressed municipal bond prices. The combination of these factors reduced demand for municipal bonds, which in turn, led to higher municipal bond yields.

Toward the end of the reporting period, the municipal market, along with the fixed-income market in general, began to improve. Bond issuance slowed to more manageable levels while redemptions from bond funds slowed significantly. These factors combined to increase demand for municipal securities. The Bond Buyer 40 yield, which peaked on January 21 at 6.70%, dropped to 6.43% as the reporting period came to a close.

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a 0.93% total return for the six-month reporting period ended February 29, 2000. The return was derived from a combination of dividend income of 1.92% and the fund's NAV change of -0.99%. The decline in NAV was a result of the fund's increasing yield, which rose from 3.87% at the beginning of the period to 4.14% at the end of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND reported a -1.82% total return for the six-month reporting period ended February 29, 2000. The return was derived from a combination of dividend income of 2.52% and the fund's NAV change of -4.34%. The decline in NAV was a result of the fund's increasing yield, which rose from 5.12% at the beginning of the period to 5.43% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this has been an appropriate strategy for the funds given the market environment during the first half of the reporting period. There was very little yield advantage associated with lower-rated securities and we felt that investors were not being adequately compensated for the higher credit risk. However, as the reporting period came to an end, the spread between AAA/AA and lower rated securities began to widen. We will continue to monitor this spread relationship in the coming months, seeking to add higher yielding securities when appropriate. In both funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.67 to 4.58 years. The fund's weighted average maturity at the end of the reporting period was 4.53 years, up from 3.73 years at the beginning of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 19.30 to
21.06 years. The fund's weighted average maturity at the end of the reporting period was 19.43 years, down from 20.63 years at the beginning of the period.

Q. WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A. Our opinion is that California continues to enjoy a sustained economic recovery with employment and income growth continuing to exceed expectations. During 1999, California's non-farm employment gains were 3.3%, 50% higher than the nation's growth rate and continuing a several year trend of surpassing the national trend. Looking forward, non-farm employment is estimated to grow by 2.9% in 2000, adding over 400,000 new jobs, then up again 2.5% in 2001 as reported by the State of California Governor's Budget Summary 2000-01. It is anticipated that California will see continued moderate growth across most industry sectors. However, California should benefit from increased economic vibrancy in Asia as well as continued strong export growth to Mexico and increasing exports to Europe, Canada and Middle East, in our opinion.

The continued state economic improvement has allowed for a buildup of budget reserves and an easing of some of the spending restrictions imposed during the last recession. At fiscal year end, June 30, 1999, California state had a budget surplus of approximately $2.4 billion. Due to continued strong revenue growth during the first half of the current fiscal year, the state now projects an approximate $3 billion budget reserve at fiscal year end June 30, 2000. As in prior years, budget adjustments may be necessary to keep spending in line with revenues. Lawmakers should continue to address the challenge of balancing mandated spending requirements for education and public safety against the need for maintaining and upgrading public infrastructure. Therefore the state's financial position may be somewhat static over the next 12 months, in our opinion.

We are satisfied that the California securities held by the funds represent low credit risk and we will, as always, continue to monitor the state's economic situation closely. California's current credit ratings are Aa3 from Moody's Investor Service, AA- from Standard & Poor's Corporation, and AA- from Fitch IBCA, Inc., three well-known rating agencies.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductionsand exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S                 S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal
Aa                      AA   Very strong capacity to pay
                             interest and repay principal
A                       A    Strong capacity to pay
                             interest and repay principal
Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE
Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal
B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment
Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions
Ca                      CC   Highly speculative
C                       C    Highest degree of
                             speculation--no interest is
                             paid
-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net assets, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, the reinvestment income and, consequently, the total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)



                                               Par     Value
                                              ------  --------

MUNICIPAL BONDS -- 99.9% (a)
CALIFORNIA -- 98.2%
Adelanto, California Public Utility
  Authority RB (Utility System Project)
  Series 2000A (e)
   4.45%, 11/01/01                            $2,375  $  2,375
Alameda County, California COP
  (Reference & Capital Projects) (e)
   5.00%, 12/01/06                             3,480     3,537
Alameda, California Public
  Financing Authority RB
   4.85%, 09/02/06                             2,140     2,068
Anaheim, California Public Financing
  Authority RB (Electric System
  Distribution Facility Project) (e)
   4.63%, 10/01/05                             2,000     1,995
California Education Authority RB
  (Pooled College & University Projects)
  Series 1997A (e)
   4.85%, 04/01/03                               345       349
   5.05%, 04/01/05                             1,010     1,029
California Educational Facilities
  Authority RB (Loyola Marymount
  University) Series 1992B
   6.60%, 10/01/02                             1,450     1,546
California Educational Facilities
  Authority RB (Mills College)
  Series 1992
   6.88%, 09/01/02                               500       536
California Educational Facilities
  Authority Revenue Refunding Bonds
  (Stanford University Project)
  Series 1997M
   5.25%, 12/01/01                             1,600     1,630
California Educational Facilities
  Authority Revenue Refunding Bonds
  (University of San Diego) (e)
   4.50%, 10/01/02                             1,000     1,005
California Health Facilities Financing
  Authority Insured Hospital RB
  (Marshall Hospital) Series 1992A (e)
   6.63%, 11/01/02                             4,000     4,275
California Health Facility Financial
  Authority RB (Catholic Health
  Care West) Series 1997A
   5.00%, 07/01/03                             2,000     2,032



                                               Par     Value
                                              ------  --------

California Health Facility Financial
  Authority RB (Kaiser Permanente)
  Series B
   5.00%, 10/01/08                            $2,500  $  2,316
California Health Facility Financial
  Authority RB (Valley Presbyterian
  Hospital) Series 1997 (e)
   5.25%, 05/01/03                             1,000     1,022
California Intermodal Container
  Transfer Facility Joint Powers
  Authority Revenue Refunding
  Bonds Series 1999A (e)
   5.00%, 11/01/08                             1,210     1,216
   5.00%, 11/01/09                             1,375     1,375
California State GO Series 1994 (e)
   6.50%, 03/01/03                             2,000     2,112
California State Intercommunity
  Hospital Finance Authority COP
  (North Bay Healthcare Project) (e)
   4.40%, 11/01/06                             1,745     1,662
California State Public Works Board
  Energy Effeciency Revenue Refunding
  Bonds Series B (e)
   4.00%, 09/01/06                             1,155     1,093
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons Imperial County)
  Series 1998B (e)
   4.50%, 09/01/05                             3,000     2,981
California State Public Works Board
  Lease Revenue Refunding Bonds
  (The Regents of the University of
  California Various Projects)
  Series 1992A (e)
   5.60%, 12/01/01                             2,000     2,047
   6.40%, 12/01/02                             2,000     2,132
California State West & Central Basin
  Financing Authority RB (e)
   6.13%, 08/01/02                             1,425     1,503
California Statewide Community
  Development Authority COP
  (St. Joseph Health System) Series 1997
   5.00%, 07/01/04                               750       747
California Statewide Community
  Development Authority COP
  (The Internext Group Project)
   4.13%, 04/01/04                             3,500     3,264

                                               Par     Value
                                              ------  --------

California Statewide Community
  Development Authority Hospital
  Revenue Refunding Bonds COP
  (Cedars-Sinai Medical Center)
  Series 1993
   4.40%, 11/01/00                            $1,235  $  1,239
California Statewide Community
  Development Authority Revenue
  Refunding Bonds (Sherman Oaks Project)
  Series 1998A (e)
   5.00%, 08/01/06                             2,500     2,528
Central Contra Costa Sanitary District,
  California Revenue Refunding Bonds
   4.10%, 09/01/09                             1,435     1,311
City of Santa Monica, California
  Wastewater RB (Hyperion Project)
  Series 1991A
   6.25%, 01/01/02                             1,250     1,311
Contra Costa, California
  Transportation Authority Sales Tax RB
  Series 1995A (e)
   4.80%, 03/01/01                             1,000     1,012
Contra Costa, California Transportation
  Authority Sales Tax RB (e)
   6.00%, 03/01/03                             2,530     2,638
Fontana, California Special Tax Revenue
  Refunding Bonds Senior Community
  Facilities (District 2-A) Series 1998 (e)
   4.10%, 09/01/04                             1,120     1,093
   4.20%, 09/01/05                             1,375     1,337
Fresno, California Community Facilities
  District No. 3 (Palm Bluffs Corporate
  Center) Special Tax Series 1998 (e)
   4.75%, 09/01/05                             2,000     2,000
Fresno, California Health Facility RB
  (Holy Cross Health System - St. Agnes
  Medical Center) Series 1991
   6.50%, 06/01/02                               550       583
Inglewood, California Redevelopement
  Agency Tax Allocation Bond (Merged
  Redeveloped Project) Series 1998A (e)
   3.88%, 05/01/05                               525       501
Long Beach Harbor, California RB
  Series 1998A (e)
   5.50%, 05/15/05                             3,985     4,124
Los Angeles County, California Public
  Works Financing Authority Refunding
  Bonds (Capital Construction Flood Control
  District Project)
   4.30%, 03/01/00                             1,090     1,090


                                               Par     Value
                                              ------  --------

Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Beacon Street Project) Series F (e)
   5.00%, 09/01/07                            $  810  $    820
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Monterey Project) Series E (e)
   5.00%, 09/01/07                             1,570     1,590
Los Angeles, California Department of
  Airports Revenue Refunding Bonds
  Series 1995B (e)
   6.50%, 05/15/03                             2,300     2,435
Los Angeles, California Department of
  Water & Power Electric Plant Revenue
  Refunding Bonds Series 1994
   4.50%, 08/15/01                             2,270     2,281
Los Angeles, California State Building
  Authority Lease Revenue Refunding
  Bonds (California Department of
  General Services) Series 1995A
   5.60%, 05/01/04                             1,000     1,036
Northern California Power Agency Public
  Power RB (Geothermal Project 3-A) (e)
   5.60%, 07/01/06                             2,000     2,072
Northern California Power Agency Public
  Power Revenue Refunding Bonds
  (Geothemal Project No. 3)
  Series 1998A (e)
   5.00%, 07/01/04                             2,000     2,038
Orange County, California Municipal
  District Water Facilities COP (Allen-
  McColloch Pipeline Project)
  Series 1996 (e)
   4.60%, 07/01/01                             3,000     3,015
Orange County, California Recovery
  COP Series 1996A (e)
   6.00%, 07/01/08                             3,000     3,210
Rancho, California Water District
  Financing Authority (e)
   4.70%, 09/15/01                             2,500     2,494
Rim of the World, California Unified
  School District COP (Measure V Capital
  Improvement Projects) Series 1992 (e)
   5.90%, 09/01/01                             1,490     1,527

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)(continued)
February 29, 2000 (Unaudited)

                                               Par     Value
                                              ------  --------
Riverside County, California Public
  Financing Authority Special Tax RB
  Senior Lein Bonds Series 1995A (e)
   4.40%, 09/01/01                            $1,750  $  1,757
Sacramento, California City Financing
  Authority Lease RB (State of California
  EPA Building Project) Series A (e)
   3.90%, 05/01/07                             1,000       928
Sacramento, California Regional County
  Sanitation District
   5.00%, 08/01/03                             2,100     2,139
San Diego County, California COP
  (East Mesa) (e)
   4.75%, 10/01/08                               880       870
   4.75%, 10/01/09                               505       496
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB
  Series 1998 (e)
   5.50%, 07/01/05                             3,000     3,124
San Francisco, California Bay Area Transit
  Financing Authority RB (Bridge Toll
  Notes) Series 1999 (e)
   5.00%, 02/01/07                               500       499
San Francisco, California City & County
  Airport Commission International
  Airport RB 2nd Series - 15A (e)
   5.50%, 05/01/09                             2,000     2,055
San Francisco, California State University
  Foundation Inc. RB (Auxiliary
  Organization Student Housing) (e)
   4.30%, 07/01/05                               540       522
   5.00%, 07/01/08                               400       396
San Joaquin, California Area Flood
  Control Agency Improvement Bond
  Act 1915 (Flood Protection Restoration
  Assessment) Series 1996 (e)
   5.10%, 09/02/03                             1,360     1,391
San Jose, California Financing Authority
  Revenue Refunding Bonds (Convention
  Center Project) Series 1993C
   5.90%, 09/01/04                             2,500     2,597
Southern California Metropolitan Water
  District RB Series 1991
   6.63%, 07/01/01                             1,000     1,049
Southern California Public Power Authority
  Project RB (San Juan Power Project Unit 3)
  Series 1993A (e)
   5.00%, 01/01/04                             1,600     1,626



                                               Par     Value
                                              ------  --------
Stockton, California Insured Health
  Facilities RB (St. Joseph Medical Center
  of Stockton) Series 1993A (e)
   4.60%, 06/01/00                            $  200  $    200
                                                      --------
                                                       108,781
                                                      --------
PUERTO RICO -- 1.7% (e)
Puerto Rico Municipal Finance Agency
  GO Series 1999A
   5.50%, 08/01/08                             1,820     1,868
                                                      --------
TOTAL MUNICIPAL BONDS
  (Cost $112,548)                                      110,649
                                                      --------


                                              Shares
                                              ------
OTHER INVESTMENT COMPANIES -- 0.1% (c)
Provident Institutional Funds - California
  Money Fund Portfolio
   2.29%                                          93        93
                                                      --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $93)                                                93
                                                      --------
TOTAL INVESTMENTS -- 100.0%
  (Cost $112,641)                                      110,742
                                                      --------
OTHER ASSETS AND LIABILITIES -- 0.0%
  Other assets                                           2,332
  Liabilities                                           (2,294)
                                                      --------
                                                            38
                                                      --------
TOTAL NET ASSETS -- 100.0%                            $110,780
                                                      ========


SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 29, 2000 (Unaudited)

                                                Par    Value
                                              ------  --------

MUNICIPAL BONDS -- 96.8% (a)
ABAG, California Revenue Tax
  Allocation Bond (Redevelopment
  Agency Pool) Series 1997A-6 (e)
   5.25%, 12/15/17                            $1,200  $  1,134
ABAG Finance Authority For Nonprofit
  Corporations, California Industrial
  Revenue COP (Lytton Gardens, Inc.) (e)
   6.00%, 02/15/30                             3,000     2,902
Alameda County, California COP
  (Alameda Medical Center Project)
  Series 1998 (e)
   5.38%, 06/01/18                             3,400     3,192
Alameda County, California Corridor
  Transportation Authority RB
  Series 1999A (e)
   4.75%, 10/01/25                             1,500     1,234
Brea Olinda, California Unified School
  District GO Series 1999A (e)
   5.60%, 08/01/20                             1,000       971
California Educational Facilities
  Authority RB (University of Southern
  California)
   5.50%, 10/01/27                             4,570     4,267
California Educational Facilities
  Authority RB (University of Southern
  California) Series 1997C
   5.13%, 10/01/28                             2,000     1,755
California Educational Facilities
  Authority RB (University of Southern
  California) Series 1998A
   5.00%, 10/01/28                             2,000     1,707
California Educational Facilities Authority
  Revenue Refunding Bonds (Santa Clara
  University)
   5.25%, 09/01/26                             2,330     2,100
California Health Facilities Financing
  Authority Insured Hospital Revenue
  Refunding Bonds (Children's Hospital
  San Diego) Series 1996 (e)
   5.38%, 07/01/16                             5,180     4,979
California Health Facilities Financing
  Authority  RB (Association of Retarded
  Citizens) Series 1991 (e)
   7.00%, 05/01/21                               455       471



                                                Par    Value
                                              ------  --------

California Health Facilities Financing
  Authority RB (Cedars Sinai Medical
  Center) Series 1999A
   6.13%, 12/01/19                            $2,750  $  2,688
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998A (e)
   5.00%, 06/01/24                             2,500     2,153
California Health Facilities Financing
  Authority RB (Kaiser Permanente
  Hospital) Series 1998B
   5.00%, 10/01/18                             5,000     4,019
California Health Facilities Financing
  Authority RB (Stanford Health Care)
  Series 1998B (e)
   5.00%, 11/15/28                             1,000       850
California Health Facilities Financing
  Authority RB (Sutter Health)
  Series 1999A (e)
   5.00%, 08/15/19                             1,000       887
California HFA Home Mortgage RB
  Series 1994G
   7.20%, 08/01/14                             3,000     3,139
California HFA Home Mortgage RB
  Series 1995L (e)
   5.90%, 08/01/17                             1,000     1,001
California HFA M/F Rental Housing RB
  Series 1992B
   6.70%, 08/01/15                             1,000     1,045
California HFA RB Series 1995J (e)
   6.00%, 08/01/17                             3,000     3,011
California State Department of Water
  Resources RB (Central Valley Project)
  Series 1997S
   5.00%, 12/01/22                             1,200     1,047
California State Public Works Board Lease
  Revenue Refunding Bonds (Various
  California State University Projects)
  Series 1996A (e)
   5.38%, 10/01/17                               200       192
California Statewide Communities
  Development Authority COP (St. Joseph
  Health Systems Obligated Group)
   6.50%, 07/01/15                             2,000     2,172
California Statewide Communities
  Development Authority COP
  (The Internext Group)
   5.38%, 04/01/17                             5,000     4,106

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)(continued)
February 29, 2000 (Unaudited)

                                                Par    Value
                                              ------  --------
California Statewide Communities
  Development Authority Hospital
  Revenue COP (Cedars-Sinai Medical
  Center)
   6.50%, 08/01/15                            $1,250  $  1,267
Capistrano, California Unified School
  District School Facilities Improvement
  GO (District No. 1) Series 2000A (d) (e)
   6.00%, 08/01/24                             1,525     1,538
Chico, California Unified School District
  GO Series 1998 (e)
   5.00%, 08/01/16                             1,155     1,052
Chico, California Unified School District
  Series 1992C (e)
   6.75%, 06/01/17                               500       533
Colton, California Public Financing
  Authority Special Tax RB Series 1996 (e)
   5.45%, 09/01/19                             3,020     2,888
Colton, California Public Financing
  Authority Tax Allocation RB
  Series 1998A (e)
   5.00%, 08/01/18                             2,715     2,437
Contra Costa County, California Public
  Financing Authority Tax Allocation RB
  (Pleasant Hill Bart Redevelopment
  Project)
   5.25%, 08/01/28                             3,750     3,014
East Bay, California Municipal Utility
  District Water System RB Series 1998
   5.25%, 06/01/19                             2,600     2,395
Foothill Eastern Corridor Agency,
  California Toll Road RB (e)
   5.13%, 01/15/19                             5,000     4,544
Inglewood, California Redevelopment
  Agency Tax Allocation Bond (Merged
  Redevelopment Project) Series 1998A (e)
   5.25%, 05/01/16                             1,000       965
Lake Elsinore, California Unified School
  District COP (e)
   4.75%, 02/01/20                             1,200     1,012
Los Angeles County, California Public
  Works Financing Authority Lease RB
  (Multiple Capital Facilities Project V)
  Series 1996A (e)
   5.13%, 06/01/17                             2,000     1,865



                                                Par    Value
                                              ------  --------

Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Refunding Bond (Master
  Refunding Project) Series 1997A (e)
   5.25%, 03/01/15                            $1,000  $    967
Los Angeles County, California
  Transportation Commission Sales Tax
  Revenue Refunding Bonds Series 1991B
   6.50%, 07/01/13                               555       577
Los Angeles, California Department of
  Water & Power Electric Plant RB
   6.00%, 01/15/11                               865       900
Modesto, California Irrigation District
  COP Refunding & Capital Improvement
  Bonds Series 1999B
   5.30%, 07/01/22                             4,340     3,814
Modesto, California Public Financing
  Authority Lease RB (Capital Imports
  & Refunding Project) (e)
   5.13%, 09/01/20                             3,740     3,361
Northern California Power Agency Multiple
  Capital Facilities RB Series 1992A (e)
   6.50%, 08/01/02                             1,425     1,514
   6.50%, 08/01/12                             1,875     1,983
Oakland, California Joint Powers Financing
  Authority Reassessment RB
   5.50%, 09/02/24                             1,000       855
Oceanside, California Building Authority
  COP Refunding Bonds Series 1993A
   6.38%, 04/01/12                             1,250     1,300
Orange County, California Community
  Facilities District Special Tax Number
  87-4 RB Series 1997A (e)
   5.25%, 08/15/19                             2,000     1,862
Pomona, California Public Financing
  Authority RB (Water Facilities Project)
  Series 1999AA (e)
   5.00%, 05/01/19                             3,000     2,659
Rancho Cucamonga, California
  Redevelopment Agency Tax Allocation
  Revenue Refunding Bonds (Rancho
  Redevelopment Project) (e)
   5.25%, 09/01/20                             4,315     3,932
Redlands, California Financing Authority
  Wastewater Revenue Refunding Bonds
  Series 1999A (e)
   5.00%, 09/01/17                             2,600     2,353

                                                Par    Value
                                              ------  --------

Riverside County, California Asset Leasing
  Corp. Leasehold RB (Riverside County
  Hospital Project) Series 1997B (e)
   5.00%, 06/01/19                            $3,000  $  2,655
Riverside County, California Public
  Financing Authority Tax Allocation RB
  (Redevelopment Projects) Series 1997A
   5.63%, 10/01/33                             4,905     4,182
Sacramento, California City Financing
  Authority Capital Improvement RB
  (Solid Waste & Redevelopment Project) (e)
   5.88%, 12/01/29                             3,000     2,977
Sacramento, California Cogeneration
  Authority Revenue Refunding Bonds
  (Cogeneration Project) (e)
   5.20%, 07/01/21                             1,000       905
Sacramento, California Regional Transit
  District COP Series 1992A
   6.38%, 03/01/05                               250       263
Sacramento, California Regional Transit
  District Refunding COP (Light Rail
  Transportation Project)
   6.75%, 07/01/07                             2,000     2,085
Salida, California Area Public Facilities
  Financing Agency District Special Tax
  Series 1988-1 (e)
   5.25%, 09/01/28                             2,000     1,790
Salinas, California COP (Golf Course and
  Animal Shelter) Series 1999A (e)
   5.00%, 09/01/25                             1,845     1,596
San Bernardino County, California COP
  (West Valley Detention Center) (e)
   6.50%, 11/01/12                               420       446
San Diego County, California Water
  Authority COP Revenue Refunding Bonds
  Series 1997A
   4.75%, 05/01/20                             3,000     2,539
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB (e)
   5.25%, 07/01/18                             2,680     2,489
   5.50%, 07/01/26                             1,000       940
San Francisco, California City & County
  Airport Commission International
  Airport RB 2nd Series, Issue 11 (e)
   6.20%, 05/01/19                             2,000     2,038
San Francisco, California City & County
  Airport Commission International
  Airport RB 2nd Series, Issue 12-B (e)
   5.63%, 05/01/21                             2,000     1,943



                                                Par    Value
                                              ------  --------

San Francisco, California Downtown
  Parking Corp. RB
   6.65%, 04/01/18                            $  500  $    523
San Francisco, California State University
  Foundation Inc., Auxillary Organization
  Student Housing (e)
   5.20%, 07/01/19                             1,150     1,005
San Joaquin County, California COP
  Revenue Refunding Bond (General
  Hospital Project) (e)
   5.00%, 09/01/20                             5,065     4,464
San Mateo County, California Power
  Authority Lease RB (Capital Projects)
  Series 1999A (e)
   4.75%, 07/15/23                             2,000     1,658
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A (e)
   7.75%, 11/15/10                             1,460     1,761
   6.88%, 11/15/14                             2,000     2,215
Santa Clara, California Redevelopment
  Agency Tax Allocation Revenue Refunding
  Bonds (Bayshore North Project) (e)
   7.00%, 07/01/10                             1,500     1,710
South Gate, California Public Financing
  Authority Tax Allocation RB (Housing
  Redevelopment Project No. 1)
  Series 1998A (e)
   5.00%, 09/01/19                             1,415     1,258
South Orange County, California Public
  Financing Authority Special Tax RB
  Series 1999A (e)
   5.25%, 08/15/18                             6,095     5,676
Temecula, California Community Services
  District COP (Community Recreation
  Center Project) Series 1992
   7.13%, 10/01/12                             1,000     1,059
Tri City, California Hospital District RB
  Series 1996A (e)
   5.63%, 02/15/17                             1,000       986
University of California RB (University of
  California Hospital Medical Center
  Project) (e)
   5.75%, 07/01/24                               500       487
Vallejo, California Revenue Refunding
  Bonds (Water Improvement Project)
  Series 1996A (e)
   5.70%, 05/01/16                             2,000     2,008

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)(continued)
February 29, 2000 (Unaudited)

                                                Par    Value
                                              ------  --------

West Basin County, California Municipal
  Water District COP Revenue Refunding
  Bonds Series 1997A (e)
   5.50%, 08/01/17                            $  500  $    489
   5.50%, 08/01/22                             1,000       946
Westminster, California Public Financing
  Authority COP (Civic Center & Street
  Improvement Project)
   7.00%, 06/01/19                             3,325     3,616
                                                      --------
TOTAL MUNICIPAL BONDS
  (Cost $166,054)                                      157,318
                                                      --------
VARIABLE RATE OBLIGATIONS -- 2.7%(b)(e)
California Pollution Control Financing
  Authority Pollution Control Revenue
  Refunding Bonds (Pacific Gas & Electric
  Company) Series 1996C
   3.15%, 03/01/00                               300       300
California Pollution Control Financing
  Authority Pollution Control Revenue
  Refunding Bonds (Shell Oil Co. Project)
  Series 1991C
   3.20%, 03/01/00                               400       400
Irvine Ranch, California Improvement Bond
  Act 1915 RB (Assement District No. 97-16)
   3.25%, 03/01/00                               700       700
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  Series 1985A1
   3.25%, 03/01/00                               900       900
Irvine Ranch, California Water District RB
  Series 1993A
   3.25%, 03/01/00                               195       195
Irvine Ranch, California Water District
  Revenue Refunding Bonds
  (District No. 102, 103,105, & 106)
   3.25%, 03/01/00                               600       600
Orange County, California Sanitation
  District COP (Districts 1, 2, 3, 5, 6, 7,
  11, 13 & 14)
   3.25%, 03/01/00                             1,300     1,300
                                                      --------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,395)                                          4,395
                                                      --------


                                              Shares   Value
                                              ------  --------
OTHER INVESTMENT COMPANIES -- 0.0%(c)
Provident Institutional Funds - California
  Money Fund Portfolio
   2.29%                                          44  $     44
                                                      --------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $44)                                                44
                                                      --------
TOTAL INVESTMENTS -- 99.5%
  (Cost $170,493)                                      161,757
                                                      --------
OTHER ASSETS AND LIABILITIES -- 0.5%
  Other assets                                           2,676
  Liabilities                                           (1,834)
                                                      --------
                                                           842
                                                      --------
TOTAL NET ASSETS -- 100.0%                            $162,599
                                                      ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.
30

NOTES TO SCHEDULES OF INVESTMENTS
February 29, 2000 (Unaudited)


(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Rate shown is the yield as of the report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

(e) Security has one or more third party credit enhancements.

PORTFOLIO ABBREVIATIONS

ABAG        Association of Bay Area Governments
COP         Certificates of Participation
EPA         Environmental Protection Agency
GO          General Obligation
HFA         Housing Finance Agency
M/F         Multi-Family
RB          Revenue Bond


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 29, 2000 (Unaudited)

                                                                             Schwab          Schwab
                                                                           California      California
                                                                       Short/Intermediate   Long-Term
                                                                            Tax-Free        Tax-Free
                                                                            Bond Fund       Bond Fund
                                                                       ------------------  ------------
ASSETS
Investments, at value (Cost: $112,641, $170,493, respectively)                $110,742       $161,757
Receivables:
   Interest                                                                      1,779          2,504
   Fund shares sold                                                                544            121
Prepaid expenses                                                                     9             11
                                                                              --------       --------
     Total assets                                                              113,074        164,393
                                                                              --------       --------
LIABILITIES
Payables:
   Dividends                                                                        50             99
   Investments purchased                                                         2,078          1,525
   Fund shares redeemed                                                            152            191
   Investment advisory and administration fees                                       1              2
   Transfer agency and shareholder service fees                                      4              6
Other liabilities                                                                    9             11
                                                                              --------       --------
     Total liabilities                                                           2,294          1,834
                                                                              --------       --------
Net assets applicable to outstanding shares                                   $110,780       $162,559
                                                                              ========       ========
NET ASSETS CONSIST OF:
Paid-in capital                                                               $113,441       $174,654
Distributions in excess of net investment income                                   (16)           (36)
Accumulated net realized loss on investments sold                                 (746)        (3,323)
Net unrealized depreciation on investments                                      (1,899)        (8,736)
                                                                              --------       --------
                                                                              $110,780       $162,559
                                                                              ========       ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)            11,089         15,704
Net asset value, offering and redemption price per share                         $9.99         $10.35


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 29, 2000 (Unaudited)

                                                        Schwab         Schwab
                                                      California     California
                                                  Short/Intermediate  Long-Term
                                                       Tax-Free       Tax-Free
                                                       Bond Fund      Bond Fund
                                                  ------------------ ----------
Interest income                                         $ 2,606        $ 5,151
                                                        -------        -------
Expenses:
   Investment advisory and administration fees              207            314
   Transfer agency and shareholder service fees             149            225
   Custodian and portfolio accounting fees                   37             46
   Professional fees                                          9              8
   Shareholder reports                                        5              9
   Trustees' fees                                             3              3
   Other expenses                                             6              9
                                                        -------        -------
                                                            416            614
Less: expenses reduced (see Note 4)                        (124)          (173)
                                                        -------        -------
     Total expenses incurred by fund                        292            441
                                                        -------        -------
Net investment income                                     2,314          4,710
                                                        -------        -------
Net realized gain (loss) on investments sold                 18         (3,057)
Net unrealized depreciation on investments               (1,263)        (5,498)
                                                        -------        -------
   Net loss on investments                               (1,245)        (8,555)
                                                        -------        -------
Increase (decrease) in net assets resulting
   from operations                                      $ 1,069        $(3,845)
                                                        =======        =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)


                                                                              Schwab                        Schwab
                                                                            California                    California
                                                                         Short/Intermediate                Long-Term
                                                                         Tax-Free Bond Fund            Tax-Free Bond Fund
                                                                  ------------------------------ ------------------------------
                                                                      Six Months        Year        Six Months        Year
                                                                         ended          ended         ended           ended
                                                                  February 29, 2000   August 31, February 29, 2000  August 31,
                                                                      (Unaudited)        1999      (Unaudited)         1999
                                                                  -----------------   ---------- ------------------ ----------
Operations:
   Net investment income                                               $   2,314      $   4,337      $   4,710      $   9,620
   Net realized gain (loss) on investments sold                               18             24         (3,057)           327
   Net unrealized depreciation on investments                             (1,263)        (2,238)        (5,498)       (13,671)
                                                                       ---------      ---------      ---------      ---------
  Increase (decrease) in net assets resulting from operations              1,069          2,123         (3,845)        (3,724)
                                                                       ---------      ---------      ---------      ---------
Dividends to shareholders from net investment income (See Note 2)         (2,302)        (4,341)        (4,681)        (9,629)
                                                                       ---------      ---------      ---------      ---------
Capital share transactions:
   Proceeds from shares sold                                              27,716         81,467         16,094         91,493
   Net asset value of shares issued in reinvestment of dividends           1,781          3,386          3,020          6,339
   Payments for shares redeemed                                          (43,182)       (52,831)       (49,711)       (72,994)
                                                                       ---------      ---------      ---------      ---------
   Increase (decrease) in net assets from capital share transactions     (13,685)        32,022        (30,597)        24,838
                                                                       ---------      ---------      ---------      ---------
       Total increase (decrease) in net assets                           (14,918)        29,804        (39,123)        11,485

Net assets:
   Beginning of period                                                   125,698         95,894        201,682        190,197
                                                                       ---------      ---------      ---------      ---------
   End of period (including distributions in excess of net
     investment income of ($16), ($28), ($36)
     and ($65), respectively)                                          $ 110,780      $ 125,698      $ 162,559      $ 201,682
                                                                       =========      =========      =========      =========
Number of fund shares:
   Sold                                                                    2,764          7,935          1,534          7,967
   Reinvested                                                                178            331            289            556
   Redeemed                                                               (4,313)        (5,151)        (4,753)        (6,399)
                                                                       ---------      ---------      ---------      ---------
   Net increase (decrease) in shares outstanding                          (1,371)         3,115         (2,930)         2,124

Shares outstanding:
   Beginning of period                                                    12,460          9,345         18,634         16,510
                                                                       ---------      ---------      ---------      ---------
   End of period                                                          11,089         12,460         15,704         18,634
                                                                       =========      =========      =========      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34

FINANCIAL HIGHLIGHTS

                                                 Schwab California Short/Intermediate Tax-Free Bond Fund

FISCAL PERIOD ENDED 8/31                         2000 1    1999       1998      1997       1996       1995

PER SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           10.09     10.26      10.16     10.04      10.06      9.89
                                                -----------------------------------------------------------
 From investment operations:
   Net investment income                          0.19      0.39       0.41      0.43       0.43      0.42
   Net realized and unrealized gain (loss)
      on investments                             (0.10)    (0.17)      0.11      0.12      (0.02)     0.17
                                                -----------------------------------------------------------
   Total from investment operations               0.09      0.22       0.52      0.55       0.41      0.59
Less distributions:
   Dividends from net investment income          (0.19)    (0.39)     (0.42)    (0.43)     (0.43)    (0.42)
                                                -----------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                  9.99     10.09      10.26     10.16      10.04     10.06
                                                ===========================================================
Total return (%)                                  0.93**    2.16       5.19      5.54       4.11      6.17

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                              0.49*     0.49       0.49      0.49       0.49      0.50
Reductions reflected in above expense ratio       0.21*     0.28       0.30      0.40       0.38      0.34
Ratio of net investment income to
  average net assets                              3.88*     3.81       4.02      4.21       4.23      4.29
Portfolio turnover rate                             21         7          8        23         20        62
Net assets, end of period ($ x 1,000)          110,780   125,698     95,894    58,876     45,788    40,639

1 For the six months ended February 29, 2000 (Unaudited).

* Annualized.

**Not annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                     Schwab California Long-Term Tax-Free Bond Fund

FISCAL PERIOD ENDED 8/31                         2000 1   1999       1998      1997       1996       1995

PER SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           10.82     11.52      11.10     10.63      10.53     10.40
                                                -----------------------------------------------------------
From investment operations:
   Net investment income                          0.27      0.54       0.54      0.56       0.57      0.56
   Net realized and unrealized gain (loss)
      on investments                             (0.47)    (0.70)      0.43      0.47       0.10      0.13
                                                -----------------------------------------------------------
   Total from investment operations              (0.20)    (0.16)      0.97      1.03       0.67      0.69
Less distributions:
   Dividends from net investment income          (0.27)    (0.54)     (0.55)    (0.56)     (0.57)    (0.56)
                                                -----------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                 10.35     10.82      11.52     11.10      10.63     10.53
                                                ===========================================================
Total return (%)                                 (1.82)**  (1.57)      8.96      9.95       6.43      6.98

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                              0.49*     0.49       0.49      0.49       0.49      0.58
Reductions reflected in above expense ratio       0.19*     0.26       0.27      0.33       0.33      0.23
Ratio of net investment income to
  average net assets                              5.23*     4.69       4.79      5.17       5.30      5.54
Portfolio turnover rate                              9        55         28        35         36        46
Net assets, end of period ($ x 1,000)          162,559   201,682    190,197   125,284    101,616    90,045

1 For the six months ended February 29, 2000 (Unaudited).

* Annualized.

**Not annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
36

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 29, 2000 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)


1.  DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "funds") are series of Schwab Investments (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000
Fund-Registered Trademark-, Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund-TM-. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for federal income tax purposes.

Net unrealized appreciation (depreciation) at February 29, 2000, (was substantially the same for financial reporting and federal income tax purposes) was as follows:

                                                            Net unrealized   Appreciated    Depreciated
                                                             Depreciation    Securities     Securities
                                                            --------------   -----------    -----------
     Schwab California Short/Intermediate Tax-Free Bond Fund   $(1,899)         $  164       $ (2,063)
     Schwab California Long-Term Tax-Free Bond Fund            $(8,736)         $2,176       $(10,912)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards for federal income tax purposes were as follows:

                                                 Schwab California    Schwab California
                                                Short/Intermediate        Long-Term
                                                Tax-Free Bond Fund   Tax-Free Bond Fund
                                                ------------------   ------------------
         Expiring in:
         08/31/03                                      $ 68                 $ --
         08/31/04                                       696                  334
                                                       ----                 ----
              Total capital loss carryforwards         $764                 $334
                                                       ====                 ====

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the funds each pay a graduated annual fee, payable monthly, of 0.30% of each fund's average daily net assets of the first $500 million, and 0.22% of such assets over $500 million. The investment adviser has reduced a portion of its fee for the period ended February 29, 2000 (see Note 4).

Prior to November 15, 1999, for its advisory and administration services, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the period ended February 29, 2000, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Act, as amended. The funds incurred fees aggregating $6 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the period ended February 29, 2000, the funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, as amended, aggregated $58,549 and $36,242 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least October 31, 2000, each fund's total operating expenses will not exceed 0.49% of the fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, including proxy-related expenses, and taxes.

For the period ended February 29, 2000, the total of such fees reduced by the investment adviser was $124 for the Schwab California Short/Intermediate Tax-Free Bond Fund and $173 for the Schwab California Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the period ended February 29, 2000, were as follows:

                                          Schwab California    Schwab California
                                         Short/Intermediate        Long-Term
                                         Tax-Free Bond Fund   Tax-Free Bond Fund
                                         ------------------   ------------------
         Purchases                            $24,679              $16,636
         Proceeds of sales and maturities     $30,653              $47,354

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

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  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3481-2 (4/00)